Exhibit 99.1

Synacor Reports Fourth Quarter and Full-Year 2020 Financial Results

Quarterly Results in Line with Preliminary Announcement
for Revenue, Net Income and Adjusted EBITDA

BUFFALO, N.Y., March 18, 2021 – Synacor, Inc. (Nasdaq: SYNC), a leading provider of cloud-based Collaboration and Identity Management software and services serving global enterprises, video, internet and communications providers, and governments, today announced its financial results for the fourth quarter and year ended December 31, 2020.

Fourth Quarter Financial Highlights
•Revenue of $24.1 million
•Net income of $0.1 million and adjusted EBITDA of $3.6 million

“Synacor delivered a strong end to 2020, with solid Q4 results for revenue, net income and adjusted EBITDA,” said Himesh Bhise, Synacor’s Chief Executive Officer.

Recent Operating Highlights
•Signed agreement on February 10, 2021 to be acquired by Centre Lane Partners
•Added 93 new customers and 177 contract expansions for Zimbra email and collaboration platform delivered through worldwide channel partners
•Signed four deals with streaming services providers for Cloud ID identity and access management platform
•Publisher Advertising business continues recovery post the onset of COVID-19, with 102 active publishers and higher margins.

Fourth Quarter and Full Year Financial Results:

Revenue

For the fourth quarter of 2020, revenue was $24.1 million, compared to $26.8 million in the fourth quarter of 2019. The decline was primarily driven by the COVID-19 impact on our business.

Revenue in the Software & Services segment totaled $12.2 million for the fourth quarter of 2020, compared with $11.6 million in the fourth quarter of 2019. Revenue in the Portal & Advertising segment totaled $11.9 million for the fourth quarter of 2020, compared with $15.2 million in the fourth quarter of 2019.

For fiscal year 2020, total revenue was $81.4 million, compared to $121.8 million in fiscal year 2019. Software & Services revenue was $44.3 million, relatively unchanged from $44.5 million in the prior year. Portal & Advertising revenue was $37.1 million, compared to $77.4 million in fiscal 2019. The decline was primarily due to the loss of the AT&T portal contract in Q3’19 and the COVID-19 impact on our business.

Net Income / (Loss)

Net income for the fourth quarter of 2020 was $0.1 million, or $0.00 per basic and diluted share, compared with a net loss of $0.6 million, or $0.01 per basic and diluted share, in the prior year quarter.

For fiscal year 2020, net loss was $11.6 million, or $0.29 per basic and diluted share, compared with a net loss of $9.0 million, or $0.23 per basic and diluted share, in fiscal year 2019.

Adjusted EBITDA

Adjusted EBITDA for the fourth quarter of 2020 was $3.6 million, or 14.8% of revenue, compared with $3.4 million, or 12.8% of revenue, in the fourth quarter of 2019. Adjusted EBITDA excludes stock-based compensation expense, other income and expense, asset impairments, restructuring costs, and certain legal and professional services fees.

For fiscal year 2020, adjusted EBITDA was $5.3 million, or 6.5% of revenue, compared with $9.5 million, or 7.8% of revenue, in fiscal year 2019.

Cash

Cash and cash equivalents at the end of the fourth quarter of 2020 was $5.7 million, compared with $4.3 million at the end of the third quarter of 2020 and $11.0 million at December 31, 2019. The Company continues to have no borrowings on its $12 million credit facility.

About Synacor

Synacor (Nasdaq: SYNC) is a cloud-based software and services company serving global video, internet and communications providers, device manufacturers, governments and enterprises. Synacor’s mission is to enable its customers to better engage with their consumers. Its customers use Synacor’s technology platforms and services to scale their businesses and extend their subscriber relationships. Synacor delivers managed portals, advertising solutions, email and collaboration platforms, and cloud-based identity management. www.synacor.com

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in this release. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP).

We report adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operational plans. In particular, the exclusion of certain expenses in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and Board of Directors.

For a reconciliation of adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, please refer to the table “Reconciliation of GAAP to Non-GAAP Measures” in this press release.

We report adjusted net loss and adjusted diluted earnings per share because we believe these measures provide investors with additional information to assess our financial performance. These measures should be viewed as supplemental data, rather than substitutes or alternatives to the comparable GAAP measures. For a reconciliation of our GAAP Condensed Consolidated Statements of Operations to our adjusted non-GAAP measures, please refer to the table “Reconciliation of Adjusted Financial Measures” in this press release.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements concerning Synacor’s strategic and operational plans including, without limitation, the impact of the pending transaction with Centre Lane Partners. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements the Company makes.

The risks and uncertainties referred to above include – but are not limited to – risks associated with: the fact that the proposed transaction with Centre Lane Partners may not be completed in a timely manner or at all; the impact of the COVID-19 pandemic on our business; execution of our plans and strategies; our ability to obtain new customers; our ability to integrate the assets and personnel from acquisitions; expectations regarding consumer taste and user adoption of applications and solutions; developments in internet browser software and search advertising technologies; general economic conditions; expectations regarding the Company’s ability to timely expand the breadth of services and products or introduction of new services and products; consolidation within the cable and telecommunications industries; changes in the competitive dynamics in the market for online search and digital advertising; the risk that security measures could be breached and unauthorized access to subscriber data could be obtained; potential third party intellectual property infringement claims or other legal claims against Synacor; and the price volatility of our common stock.

Further information on these and other factors that could affect the Company’s financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Company’s most recent Form 10-K filed with the SEC. These documents are available on the SEC Filings section of the Investor Information section of the Company’s website at http://investor.synacor.com/. All information provided in this release and in the attachments is available as of March 18, 2021, and except as required by applicable law, Synacor undertakes no duty to update this information.

Synacor, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31, 2020	December 31, 2019

Assets
Current assets:
Cash and cash equivalents	$5,748	$10,966
Accounts receivable, net	17,518	20,532
Prepaid expenses and other current assets	3,091	2,989
Total current assets	26,357	34,487
Property and equipment, net	10,815	14,948
Operating lease right-of-use assets	3,146	4,765
Goodwill	15,952	15,948
Intangible assets	6,380	8,411
Other assets	593	1,319
Total Assets	$63,243	$79,878

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$9,910	$12,583
Accrued expenses and other current liabilities	4,788	5,878
Current portion of deferred revenue	6,617	6,509
Current portion of long-term debt and finance leases	992	2,529
Current portion of operating lease liabilities	2,224	2,165
Total current liabilities	24,531	29,664
Long-term portion of debt and finance leases	1,082	729
Deferred revenue	1,823	2,366
Long-term portion of operating lease liabilities	1,449	2,846
Deferred income taxes	501	275
Other long-term liabilities	381	334
Total Liabilities	29,767	36,214
Stockholders' Equity:
Common stock	406	401
Treasury stock	(2,004)	(1,931)
Additional paid-in capital	147,940	146,460
Accumulated deficit	(112,308)	(100,747)
Accumulated other comprehensive loss	(558)	(519)
Total stockholders’ equity	33,476	43,664
Total Liabilities and Stockholders' Equity	$63,243	$79,878

Synacor, Inc.
Condensed Consolidated Statements of Operations
(In thousands except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019

Revenue	$24,074	$26,806	$81,362	$121,845
Costs and operating expenses:
Cost of revenue (1)	12,068	12,698	42,236	61,990
Technology and development (1)(2)	2,871	3,605	12,007	18,273
Sales and marketing (2)	3,769	4,776	15,350	21,790
General and administrative (1)(2)	3,378	3,666	14,356	17,734
Depreciation and amortization	1,638	2,258	8,068	9,865
Total costs and operating expenses	23,724	27,003	92,017	129,652
Income (loss) from operations	350	(197)	(10,655)	(7,807)
Other income (expense), net	22	(127)	240	(17)
Interest expense	(43)	(69)	(189)	(268)
Income (loss) before income taxes	329	(393)	(10,604)	(8,092)
Provision for income taxes	221	172	957	929
Net income (loss)	$108	$(565)	$(11,561)	$(9,021)
Net income (loss) per share:
Basic	$—	$(0.01)	$(0.29)	$(0.23)
Diluted	$—	$(0.01)	$(0.29)	$(0.23)
Weighted average shares used to compute net income (loss) per share:
Basic	39,641,158	39,190,444	39,464,954	39,090,239
Diluted	40,279,616	39,190,444	39,464,954	39,090,239

Notes:
(1) Exclusive of depreciation and amortization shown separately.
(2) Includes stock-based compensation expense as follows:
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019

Technology and development	$55	$40	$218	$338
Sales and marketing	106	138	407	513
General and administrative	202	254	831	765
	$363	$432	$1,456	$1,616

Synacor, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(Unaudited)

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for each of the periods indicated:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019

Reconciliation of Adjusted EBITDA:
Net income (loss)	$108	$(565)	$(11,561)	$(9,021)
Provision for income taxes	221	172	957	929
Interest expense	43	69	189	268
Other (income) expense, net	(22)	127	(240)	17
Depreciation and amortization	2,235	2,742	10,294	11,251
Asset impairment*	119	—	806	1,751
Stock-based compensation expense	363	432	1,456	1,616
Restructuring costs**	264	140	1,483	959
Certain legal and professional services fees***	230	327	1,934	1,733
Adjusted EBITDA	$3,561	$3,444	$5,318	$9,503

*	"Asset impairment" includes impairment charges related to property, plant and equipment, capitalized software and leased assets.
**	"Restructuring costs" include severance expense, contract termination costs and other exit or disposal costs.
***	"Certain legal and professional services fees" includes legal fees and other related expenses outside the ordinary course of business, as well as fees and expenses related to merger and acquisition activities.

Synacor, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2020	2019

Cash Flows from Operating Activities:
Net loss	$(11,561)	$(9,021)
Adjustments to reconcile net loss to net cash and cash equivalents provided by operating activities:
Depreciation and amortization	10,294	11,251
Long-lived asset impairment	806	1,751
Stock-based compensation expense	1,456	1,616
Provision for deferred income taxes	226	44
Change in allowance for doubtful accounts	(75)	360
Changes in operating assets and liabilities:
Accounts receivable, net	3,089	4,676
Prepaid expenses and other assets	624	526
Operating lease right-of-use assets and liabilities, net	(305)	95
Accounts payable, accrued expenses and other liabilities	(3,081)	(8,828)
Deferred revenue	(435)	(11)
Net cash provided by operating activities	1,038	2,459
Cash Flows from Investing Activities:
Purchases of property and equipment	(3,053)	(3,772)
Net cash used in investing activities	(3,053)	(3,772)
Cash Flows from Financing Activities:
Repayments on long-term debt and finance leases	(3,086)	(3,427)
Payments of financing issuance costs	—	(60)
Proceeds from exercise of common stock options	—	60
Purchase of treasury stock and shares received to satisfy minimum tax withholdings	(73)	(32)
Net cash used in financing activities	(3,159)	(3,459)
Effect of exchange rate changes on cash and cash equivalents	(44)	(183)
Net decrease in Cash and Cash equivalents	(5,218)	(4,955)
Cash and cash equivalents, beginning of period	10,966	15,921
Cash and cash equivalents, end of period	$5,748	$10,966

Synacor, Inc.
Segment Results
(In thousands except percentages)
(Unaudited)
The Company operates its business in two reportable segments which are determined on the basis of the products and services provided to customers, identified as follows:
(i) Software & Services, which includes email / collaboration (Zimbra) and identity management (Cloud ID).
(ii) Portal & Advertising, which includes managed portals and advertising solutions for publishers.
The following table presents the key segment financial measures for the periods indicated. Please refer to the Reconciliation of GAAP to Non-GAAP Measures schedule for the reconciliation of Adjusted EBITDA.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2020	2019	% Change	2020	2019	% Change

Segment Revenue:
Software & Services	$12,187	$11,648	4.6%	$44,280	$44,485	(0.5)%
Portal & Advertising	11,887	15,158	(21.6)%	37,082	77,360	(52.1)%
Total	$24,074	$26,806	(10.2)%	$81,362	$121,845	(33.2)%

Segment Adjusted EBITDA:
Software & Services	$4,204	$3,565	17.9%	$14,340	$12,531	14.4%
Portal & Advertising	2,224	2,621	(15.1)%	2,168	10,657	(79.7)%
Unallocated Corporate G&A Expense	(2,867)	(2,742)	(4.6)%	(11,190)	(13,685)	18.2%
Total	$3,561	$3,444	3.4%	$5,318	$9,503	(44.0)%

Segment Adjusted EBITDA margin*
Software & Services	34.5%	30.6%	390 bps	32.4%	28.2%	420 bps
Portal & Advertising	18.7%	17.3%	140 bps	5.8%	13.8%	-790 bps
Total	14.8%	12.8%	190 bps	6.5%	7.8%	-130 bps

* Adjusted EBITDA as a percent of revenue
The following tables presents a disaggregation of segment revenue for the periods indicated based upon the accounting definition of revenue recognition:
(i) Recurring = revenue recognized over time
(ii) Non-recurring = revenue recognized at a point in time

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2020	2019	% Change	2020	2019	% Change
Software & Services Revenue:
Recurring	$8,540	$8,526	0.2%	$33,072	$33,669	(1.8)%
Non-recurring	3,647	3,122	16.8%	11,208	10,456	7.2%
Discontinued Product **	—	—	—%	—	360	(100.0)%
Total	$12,187	$11,648	4.6%	$44,280	$44,485	(0.5)%

Portal & Advertising Revenue:
Recurring	$461	$1,186	(61.1)%	$3,120	$5,168	(39.6)%
Non-recurring	11,426	13,972	(18.2)%	33,962	72,192	(53.0)%
Total	$11,887	$15,158	(21.6)%	$37,082	$77,360	(52.1)%

Total Revenue:
Recurring	$9,001	$9,712	(7.3)%	$36,192	$38,837	(6.8)%
Non-recurring	15,073	17,094	(11.8)%	45,170	82,648	(45.3)%
Discontinued Product **	—	—	—%	—	360	(100.0)%
Total	$24,074	$26,806	(10.2)%	$81,362	$121,845	(33.2)%

** VAM video product line which was discontinued during Q1 2019.

Synacor, Inc.
Reconciliation of Adjusted Financial Measures
(In thousands except per share amounts)
(Unaudited)

	Three months ended December 31, 2020
	Per GAAP Statements	Asset Impairment	Restructuring Costs	Certain Legal and Professional Services Fees	Adjusted Non-GAAP

Revenue	$24,074				$24,074
Costs and operating expenses	23,724	(119)	(264)	(230)	23,111
Income from operations	$350	119	264	230	$963

Net income (1)	$108	$119	$264	$230	$721
Diluted EPS	$—	$—	$0.01	$0.01	$0.02

	Three months ended December 31, 2019
	Per GAAP Statements	Asset Impairment	Restructuring Costs	Certain Legal and Professional Services Fees	Adjusted Non-GAAP

Revenue	26,806				26,806
Costs and operating expenses	$27,003	—	(140)	(327)	$26,536
Loss from operations	$(197)	—	140	327	$270
					—
Net loss (1)	$(565)	$—	$140	$327	$(98)
Diluted EPS	$(0.01)	$—	$—	$0.01	$—
Notes:
(1)No income tax effects to adjustments presented due to full valuation allowance.

Synacor’s management believes that certain non-GAAP measures of Adjusted Net Loss and Adjusted Diluted Earnings per Share provide investors with additional information to assess the Company’s financial performance. These measures should be viewed as supplemental data, rather than substitutes or alternatives to the comparable GAAP measures.

Synacor, Inc.
Reconciliation of Adjusted Financial Measures
(In thousands except per share amounts)
(Unaudited)

	Twelve months ended December 31, 2020
	Per GAAP Statements	Asset Impairment	Restructuring Costs	Certain Legal & Professional Fees	Adjusted Non-GAAP

Revenue	$81,362				$81,362
Costs and operating expenses	92,017	(806)	(1,483)	(1,934)	87,794
Loss from operations	$(10,655)	806	1,483	1,934	$(6,432)

Net loss (1)	$(11,561)	$806	$1,483	$1,934	$(7,338)
Diluted EPS	$(0.29)	$0.02	$0.04	$0.05	$(0.18)

	Twelve months ended December 31, 2019
	Per GAAP Statements	Asset Impairment	Restructuring Costs	Certain Legal & Professional Fees	Adjusted Non-GAAP

Revenue	$121,845				$121,845
Costs and operating expenses	129,652	(1,751)	(959)	(1,733)	125,209
Loss from operations	$(7,807)	1,751	959	1,733	$(3,364)

Net loss (1)	$(9,021)	$1,751	$959	$1,733	$(4,578)
Diluted EPS	$(0.23)	$0.04	$0.02	$0.04	$(0.12)

Notes:
(1)No income tax effects to adjustments presented due to full valuation allowance.

Synacor’s management believes that certain non-GAAP measures of Adjusted Net Loss and Adjusted Diluted Earnings per Share provide investors with additional information to assess the Company’s financial performance. These measures should be viewed as supplemental data, rather than substitutes or alternatives to the comparable GAAP measures.

Contact:
FNK IR
Rob Fink
+1.646.809.4048
rob@fnkir.com